Exhibit 99.2

Trustmark

Fourth Quarter & Fiscal Year 2025 Financial Results

January 27, 2026

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” "should," “expect,” “plan,” “anticipate,” “intend,” “believe,” "estimate," “predict,” "project," “potential,” "seek," “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations or financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state, national and international economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates, conditions and changes, including volatility, in the credit and financial markets, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels, a slowdown in economic growth, changes in our ability to measure the fair value of assets in our portfolio, changes in the level and/or volatility of market interest rates, the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements, the demand for the products and services we offer, potential unexpected adverse outcomes in pending litigation matters, our ability to attract and retain noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, potential market or regulatory effects of the current United States presidential administration's policies, changes to the credit rating of U.S. Government securities and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights

Performance Reflects Continued Loan and Deposit Growth, Solid Credit Quality, Expanded Revenue and Strong Profitability Metrics

Balance Sheet

- Loans held for investment (HFI) increased $126.1 million, or 0.9%, linked-quarter, and $584.3 million, or 4.5%, year-over-year
- Deposits totaled $15.5 billion, a decline of $131.2 million, or 0.8%, linked-quarter, and an increase of $391.6 million, or 2.6%, from the prior year;
- Repurchased 2.2 million shares of common stock, or 3.5% of shares outstanding at December 31, 2024

Profitable Revenue Generation

- Net income totaled $57.9 million in the fourth quarter, representing diluted EPS of $0.97; in 2025, net income totaled a record $224.1 million, representing diluted EPS of $3.70
- Revenue in the fourth quarter totaled $204.1 million, up 0.9% linked-quarter; achieved record revenue of $799.8 million in 2025
- Net interest income (FTE) totaled $165.8 million in the fourth quarter, an increase of 0.4% linked-quarter, resulting in a net interest margin of 3.81%; in 2025, net interest income (FTE) totaled $647.2 million, an increase of 8.4% from the prior year, resulting in a net interest margin of 3.80%, up 29 basis points from the prior year
- Noninterest income in the fourth quarter totaled $41.2 million, an increase of 3.3% linked-quarter; in 2025, noninterest income totaled $163.6 million

Expense Management

- Noninterest expense totaled $132.2 million in the fourth quarter, an increase of 0.9% linked-quarter; in 2025 noninterest expense totaled $512.2 million, an increase of 5.5% from the prior year

Credit Quality

- Total provision for credit losses totaled $1.2 million in the fourth quarter and $12.9 million in the full year of 2025
- Net charge-offs totaled $7.6 million in the fourth quarter, including one charge-off on an individually analyzed loan totaling $5.9 million which was reserved for in prior periods; in 2025, net charge-offs totaled $17.5 million, representing 0.13% of average loans
- Allowance for credit losses (ACL) represented 1.15% of loans HFI and 209.18% of nonaccrual loans, excluding individually analyzed credits at December 31, 2025

Capital Management

- Enhanced capital base with issuance of $175 million of subordinated debt; proceeds used to repay $125 million of existing subordinated debt and for general corporate purposes
- Trustmark's Board of Directors announced a 4.2% increase in its regular quarterly dividend to $0.25 per share from $0.24 per share. The Board declared the dividend payable March 15, 2026, to shareholders of record on March 1, 2026. This action raises the indicated annual dividend rate to $1.00 per share from $0.96 per share.

At December 31, 2025	
Total Assets	$18.9 billion
Loans (HFI)	$13.7 billion
Total Deposits	$15.5 billion
Banking Centers	167

	Q4-25	Q3-25	Q4-24	2025	2024
Net Income ($ in millions)					
GAAP(1)	$57.9	$56.8	$56.3	$224.1	$45.2
Adj. Cont. Ops(2)					$186.3
EPS – Diluted					
GAAP(1)	$0.97	$0.94	$0.92	$3.70	$0.74
Adj. Cont. Ops(2)					$3.04
ROAA					
GAAP(1)	1.23%	1.21%	1.23%	1.21%	0.24%
Adj. Cont. Ops(2)					1.01%
ROATE					
GAAP(1)	12.82%	12.84%	13.68%	12.97%	3.04%
Adj. Cont. Ops(2)					12.71%
Dividends / Share	$0.24	$0.24	$0.23	$0.96	$0.92
Tang Equity/ Tang Assets	9.61%	9.64%	9.13%	9.61%	9.13%

Source: Company reports
(1) GAAP financial measures are from continuing operations
(2) Financial measures from adjusted continuing operations. Please refer to pages 19 and 20 for Reconciliation of GAAP to Non-GAAP Results. For additional non-GAAP measures, please refer to the Earnings Release dated January 27, 2026, and the Consolidated Financial Information, Note 1– Significant Non-Routine Transactions and Note 8 – Non-GAAP Financial Measures

Loans Held for Investment (HFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

Loans HFI ($ in millions)[1]	12/31/2025	Change LQ	Change Y-o-Y
Loans secured by real estate:			
Const., land dev. and other land loans	$ 1,145	$ (97)	$ (272)
Secured by 1-4 family residential prop.	3,056	1	106
Secured by nonfarm, nonresidential prop.	3,305	5	(228)
Other real estate secured	2,124	68	490
Commercial and industrial loans	1,999	95	158
Consumer loans	159	8	8
State and other political subdivision loans	1,062	34	92
Other Loans & Leases	824	11	230
Total LHFI	**$ 13,674**	**$ 126**	**$ 584**

Loan Portfolio Composition 12/31/25[1]



Other RE, 16%
Nonfarm,Nonres, 24%
C&I, 15%
Consumer, 1%
1-4 Residential, 22%
State & Other Political Sub. , 8%
Other, 6%
Construction, Land Dev, 8%

Loans HFI by Quarter



$13,090
$13,241
$13,465
$13,548
$13,674
Dollar Change:
$151
$224
$83
$126
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25

- Portfolio exhibits diversity by product type, geography, and industry
- Strong loan growth while maintaining solid credit quality

Source: Company reports
(1) Totals and percentages may not foot due to rounding.

Trustmark

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio[1][2] ($ in millions)	12/31/25	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 241	5%
1-4 Family Construction	308	6%
Other Construction	596	12%
Total Construction, Land Development and Other Land Loans	**$ 1,145**	**22%**
Retail	243	5%
Offices	226	4%
Hotels/Motels	235	5%
Industrial	508	10%
Senior Living	233	5%
Other	443	9%
Total Non-owner Occupied & REITs	**$ 1,888**	**37%**
Multi-Family[3]	2,056	40%
Total CRE	**$ 5,089**	**100%**

CRE Portfolio

- Focused on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

Offices (CRE) Portfolio[1][2] ($ in millions)	12/31/25	% of Offices Portfolio
Construction	$ 2	1%
Existing	226	99%
Total Offices	**$ 228**	**100%**
Offices (CRE) as % of LHFI	1.7%	
Average Loan Balance	$1.6 million	
YTD Office NCOs/Average Loans	0.85%	
Office Delinquencies/Total Offices	0.07%	
Office NPL/Total Offices	0.07%	

Offices (CRE) Portfolio

- Existing (credits of $5 million or more)
  - Weighted average occupancy of investment grade tenants is 43%
  - Less than 10% lease turnover in each year from 2025-2028
  - Weighted average vacancies of 3%
  - Weighted average LTV of 67%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding
(3) Multi-Family is included in Other Real Estate Secured Loans in Financials

Commercial Loan Portfolio Detail

Commercial Portfolio [1][2] ($ in millions)	12/31/25	% of Commercial Portfolio
Manufacturing	$ 438	16%
Real Estate & Rental & Leasing	367	13%
Wholesale Trade	340	12%
Construction	308	11%
Finance & Insurance	275	10%
Transportation & Warehousing	181	6%
Administrative & Support & Waste Mgmt & Remediation Services	161	6%
Retail Trade	124	4%
Health Care & Social Assistance	121	4%
Professional, Scientific & Technical Services	102	4%
Information	90	3%
Other	301	11%
Total	**$ 2,806**	**100%**

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Credits originated by the Equipment Finance line of business comprise $698 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 16%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding

Allowance for Credit Losses

($ in millions)



$165
-$3
-$7
$2
$157
Net impact of quantitative changes including loan growth, changes in the macroeconomic forecast, and individually analyzed reserves
Net impact of qualitative changes including adjustments for positive credit migration and adjustments to the nature and volume of the portfolio reserve
Net impact of all other changes including prepayment studies, segmentation migration, etc.
ACL 9/30/25
ACL 12/31/25

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

Credit Risk Management

Solid asset quality metrics

- Allowance for credit losses represented 1.15% of loans HFI and 209.18% of nonaccrual loans, excluding individually evaluated loans
- Net charge-offs totaled $7.6 million in the fourth quarter, including one charge-off on an individually analyzed loan totaling $5.9 million which was reserved for in prior periods; in 2025, net charge-offs represented 0.13% of average loans
- Nonaccrual loans were relatively flat linked-quarter and increased $4.3 million year-over-year; nonaccrual loans remain at a reasonable level
- Nonperforming assets declined $932 thousand linked-quarter and increased $5.3 million year-over-year; nonperforming assets represented 0.65% of total loans and ORE at December 31, 2025

Nonperforming Assets[1]
(in millions)



$86
$6
$80
$95
$8
$87
$90
$9
$81
$92
$8
$84
$91
$7
$84
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Nonaccrual Loans
Other Real Estate

Allowance for Credit Losses/Nonaccrual Loans[2]



341%
296%
272%
240%
209%
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25

Source: Company reports
(1) Totals may not foot due to rounding
(2) Nonaccrual Loans excludes individually evaluated loans

Attractive, Low-Cost Deposit Base

Deposits ($ in millions)[1]			Change	
	12/31/2025		LQ	Y-o-Y
Interest Checking	$ 4,727	$	223 $	13
Noninterest Bearing DDA	3,037		(285)	(37)
Time Deposits	3,473		(12)	280
Savings	970		2	(10)
MMDA	3,294		(59)	146
Total Deposits	**$ 15,500**	**$**	**(131) $**	**392**

Deposit Mix – Average Balance Q4-25[1]
($ in millions)



$15,230
$14,998
$15,158
$15,358
$15,597
21%
20%
21%
21%
20%
79%
80%
79%
79%
80%
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Interest-bearing
Noninterest-bearing

Deposit Cost & Cumulative Beta



Actual
Forecast
2.19%
2.01%
1.99%
1.98%
1.98%
1.83%
1.80%
1.84%
1.72%
1.61%
24%
39%
42%
30%
29%
30%
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26
TRMK Beta
KRX Median Deposit Cost
TRMK Cost

- Deposits totaled $15.5 billion at December 31, 2025, a decrease of $131.2 million, or 0.8%, linked-quarter and an increase of $391.6 million, or 2.6%, year-over-year.
- Personal and commercial deposits totaled $13.4 billion at December 31, 2025, an increase of $87.2 million, or 0.7%, linked-quarter and $567.8 million, or 4.4%, year-over-year
- Public fund deposits totaled $1.8 billion at December 31, 2025, a decrease of $219.1 million, or 11.0%, linked-quarter and $225.2 million, or 11.3%, year-over-year
- Brokered deposits totaled $309.5 million at December 31, 2025, an increase of $650 thousand linked-quarter and $49.0 million year-over-year, to represent 2.0% of total deposits
- Cost of interest-bearing deposits in the fourth quarter totaled 2.16%, down 16 basis points from the prior quarter
- Total cost of deposits was 1.72% in the fourth quarter, down 12 basis points from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding.

Income Statement Highlights – Net Interest Income



Net Interest Income – FTE
($ in millions)
$158
$155
$161
$165
$166
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Net Interest Income



Yields and Costs(1)
6.32%
6.15%
6.19%
6.21%
6.06%
3.76%
3.75%
3.81%
3.83%
3.81%
3.41%
3.46%
3.46%
3.50%
3.46%
2.61%
2.43%
2.42%
2.44%
2.29%
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Loan Yield
NIM
Securities Yield
Cost of IBL



Net Interest Margin
3.83%
-0.13%
Asset Rate/Volume
0.11%
Liability Rate/Volume
0.00%
# of Days in Qtr
3.81%
Q3-25 NIM
Q4-25 NIM

- Net interest income (FTE) totaled $165.8 million in the fourth quarter, resulting in a net interest margin of 3.81%, down 2 basis points from the prior quarter reflecting the accelerated amortization of capitalized costs related to the 2020 subordinated debt issue refinanced during the quarter
- Securities yield was 3.46%, down 4 basis points linked-quarter and up 5 basis points year-over-year
- Cost of interest-bearing liabilities was 2.29% in the fourth quarter, down 15 basis points linked-quarter and 32 basis points year-over-year

Source: Company reports
(1) Loan Yield includes LHFI & LHFS

Earning Asset Composition & Interest Rate Sensitivity

As of 12/31/25

- Cash flow hedge portfolio structured to mitigate asset sensitivity driven by loan portfolio mix with 52% variable rate
- Active interest rate swap hedge notional at quarter end was $800 million with a weighted average received fix rate of 3.27% and active floor notional was $75 million with a SOFR rate of 3.58%
- Active cash flow hedge notional of $875 million has an effective weighted average maturity of 3.5 years including effect of forward settle notional of $680 million in interest rate swaps and $75 million in interest rate floors

Loans by Rate Index[1,2]



Book Balance: $14.0B
Yield[3]: 6.06%
Prime, 9%
Fixed, 39%
Variable (<= 1-month), 41%
Hybrid ARMs, 9%
Variable (> 1-month), 2%

Hedge Notional [2][4]



$93
$765
3.34%
$113
$743
3.44%
$81
$599
3.53%
3.54%
$16
$325
3.57%
$90
2026
2027
2028
2029
2030
Swap Notional (Annual Avg)
Floor Notional (Annual Avg)
Receive Fixed Rate (Annual Avg)

(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions

Trustmark

Income Statement Highlights – Noninterest Income

Noninterest Income [1] ($ in millions)			Total Operating Results	Significant Non-Routine Transactions	Adjusted Continuing Operations	Change	
	Q4-25	2025	2024	2024	2024	LQ	'24-'25
Service Charges on Deposit Accounts	$ 11.2	$ 43.7	$ 44.4	$ -	$ 44.4	$ (0.1)	$ (0.7)
Bank Card and Other Fees	8.6	33.4	33.3	-	33.3	0.3	0.1
Mortgage Banking, net	7.5	33.1	26.6	-	26.6	(0.7)	6.5
Wealth Management	11.1	40.1	37.3	-	37.3	1.3	2.9
Other, net	2.7	13.4	17.8	(3.3)	14.5	0.4	(1.1)
Securities Gains (Losses), net	-	-	(182.8)	182.8	-	-	-
Total Noninterest Income	$ 41.2	$ 163.6	$ (23.4)	$ 179.5	$ 156.1	$ 1.3	$ 7.6

Noninterest Income – Q4-25[1]



Other, net, 7%
Service Charges on Deposit Accounts, 27%
Bank Card and Other Fees, 21%
Mortgage Banking, net, 18%
Wealth Management, 27%

Noninterest Income[1][2]
($ in millions)



$41
$43
$40
$40
$41
$11
$11
$11
$11
$11
$9
$8
$9
$8
$9
$7
$9
$9
$8
$8
$9
$10
$10
$10
$11
$4
$6
$2
$2
$3
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Wealth Management
Other, net

- Noninterest income in the fourth quarter totaled $41.2 million, a $1.3 million increase linked-quarter; in 2025, noninterest income totaled $163.6 million, up $7.6 million year-over-year compared to noninterest income from adjusted continuing operations
- Mortgage banking, net totaled $7.5 million in the fourth quarter, a decrease of $655 thousand linked-quarter and an increase of $139 thousand year-over-year; in 2025, mortgage banking revenue totaled $33.1 million, up $6.5 million, or 24.2%, from the prior year
- Wealth Management revenue in the fourth quarter totaled $11.1 million, an increase of $1.3 million from the prior quarter and $1.8 million from the previous year; in 2025, Wealth Management revenue totaled $40.1 million, up $2.9 million, or 7.7%, from the previous year

Source: Company reports
(1) Totals may not foot due to rounding
(2) Financial measures from adjusted continuing operations. Please refer to pages 19 and 20 for Reconciliation of GAAP to Non-GAAP Results. For additional non-GAAP measures, please refer to the Earnings Release dated January 27, 2026, and the Consolidated Financial Information, Note 1 – Significant Non-Routine Transactions and Note 8 – Non-GAAP Financial Measures

Trustmark

Income Statement Highlights – Noninterest Expense

- Noninterest expense totaled $132.2 million in the fourth quarter, an increase of $1.2 million, or 0.9%, linked-quarter and $7.7 million, or 6.2%, from the prior year
- Salaries and employee benefits in the fourth quarter totaled $75.1 million, an increase of $3.6 million, or 5.0%, linked-quarter principally due to year-end incentives and brokerage commissions
- Services and fees totaled $27.4 million in the fourth quarter, a decrease of $1.4 million, or 4.9%, linked-quarter reflecting lower business process outsourcing costs and professional fees
- Other expense in the fourth quarter totaled $15.0 million, a decrease of $1.5 million, or 8.8%, linked-quarter principally due to reduced other real estate expense, net

Noninterest Expense[1] ($ in millions)			Change			
		Q4-25	LQ		Y-o-Y	
Salaries & Benefits	$	75.1	$	3.6	$	5.9
Services & Fees		27.4		(1.4)		0.7
Net Occupany - Premises		7.8		0.1		0.6
Equipment Expense		6.9		0.5		0.7
Other Expense		15.0		(1.5)		(0.1)
Total Noninterest Expense	$	132.2	$	1.2	$	7.7


Noninterest Expense
($ in millions)(1)
$124
$124
$125
$131
$132
$69
$68
$68
$72
$75
$27
$26
$27
$29
$27
$7
$7
$8
$8
$8
$6
$6
$6
$6
$7
$15
$16
$16
$16
$15
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

Source: Company reports
(1) Totals may not foot due to rounding

Capital Management

Capital ratios remained strong, share repurchase activity continued, and quarterly dividend to increase 4.2% to $0.25 per share

- Capital position remained strong with a CET1 ratio of 11.72% and a total risk-based capital ratio of 14.41% at December 31, 2025
- During the fourth quarter, Trustmark repurchased $43.0 million, or approximately 1.1 million common shares; in 2025, Trustmark repurchased $80.0 million, or approximately 2.2 million common shares
- Returned approximately 61.8% of net income in 2025 to shareholders through dividends and share repurchase activity
- As previously announced, Trustmark's Board of Directors authorized a stock repurchase program effective January 1, 2026, under which $100.0 million of Trustmark's outstanding shares may be acquired through December 31, 2026. The repurchase program, which is subject to market conditions and management discretion, will continue to be implemented through open market repurchases or privately negotiated transactions.
- Trustmark's Board of Directors announced a 4.2% increase in its regular quarterly dividend to $0.25 per share from $0.24 per share. The Board declared the dividend payable March 15, 2026, to shareholders of record on March 1, 2026. This action, which reflects Trustmark's profitability and financial strength, raises the indicated annual dividend rate to $1.00 per share from $0.96 per share.



Capital Ratios
9.13%
11.54%
13.97%
9.39%
11.63%
14.10%
9.50%
11.70%
14.15%
9.64%
11.88%
14.33%
9.61%
11.72%
14.41%
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
TCE/TA
CET1
Total Risk-Based Capital

Source: Company reports

2026 Full Year Expectations

		FY 2026 Expectations[1]	2025 Actual
Balance Sheet	Loans HFI	Increase mid single digits	$13.7 billion
	Deposits, excluding brokered deposits	Increase mid single digits	$15.2 billion
	Securities	Remain stable	$3.1 billion
Net Interest Income	Net Interest Margin	Range of 3.80% to 3.85%	3.80%
	Net Interest Income (FTE)	Increase mid single digits	$647.2 million
Credit	Total Provision for Credit Losses, including off-balance sheet credit exposure	Normalizing	$12.9 million
Noninterest Income	Noninterest Income	Increase mid single digits	$163.6 million
Noninterest Expense	Noninterest Expense	Increase mid single digits	$512.2 million

Source: Company reports

(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking and wealth management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint



Extended Commercial Trade Area
Banking Center States
LPO

Strategic Priorities to Enhance Shareholder Value

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices

Improved Financial Performance

Net Income Available to Shareholders



64% Growth
$136,481
$159,220
$186,335
$224,135
$60,918
$153,290
$45,210
2022
2023
2024
2025
Net Income from Continuing Operations (GAAP) (in thousands)
Net Income from Adjusted Continuing Operations (Non-GAAP) (in thousands)
Net Income – GAAP (in thousands)

Diluted EPS



67% Growth
$2.22
$2.60
$3.04
$3.70
$0.99
$2.50
$0.74
2022
2023
2024
2025
Diluted EPS from Continuing Operations (GAAP)
Diluted EPS from Adjusted Continuing Operations (Non-GAAP)
Diluted EPS - GAAP

ROAA



55% Growth
0.78%
0.86%
1.01%
1.21%
0.35%
0.82%
0.24%
2022
2023
2024
2025
ROAA from Continuing Operations (GAAP)
ROAA from Adjusted Continuing Operations (Non-GAAP)
ROAA - GAAP

ROATE



20% Growth
10.78%
12.95%
12.71%
12.97%
4.86%
12.43%
3.04%
2022
2023
2024
2025
ROATE from Continuing Operations (GAAP)
ROATE - GAAP
ROATE from Adjusted Continuing Operations (Non-GAAP)

Trustmark

Improved Financial Performance

Loans HFI and Deposits


($ in billions)
12% Growth in Loans, 8% Growth in Deposits
$12.2
$14.4
$13.0
$15.6
$13.1
$15.1
$13.7
$15.5
2022
2023
2024
2025
Loans HFI
Deposits

NIM - FTE


20% Growth in NIM - FTE
3.17%
3.32%
3.51%
3.80%
2022
2023
2024
2025

Tangible Common Equity/Tangible Assets


47% Growth in Tangible Common Equity/Tangible Assets
6.54%
7.22%
9.13%
9.61%
2022
2023
2024
2025

Tangible Book Value Per Share


60% Growth in Tangible Book Value Per Share
$18.98
$21.73
$26.68
$30.28
2022
2023
2024
2025

Trustmark

Non-GAAP Reconciliation

Reconciliation of GAAP to Non-GAAP Results

($ in thousands, except per share data)

		Year Ended December 31, 2022	2023	2024
Adjusted Continuing Operations				
Net Interest Income (GAAP)	a	$ 494,708	$ 552,878	$ 584,421
Provision for Credit Losses (GAAP)	b	22,892	24,581	41,255
Less: PCL, LHFI sale of 1-4 family mortgage loans		-	-	(8,633)
Provision for Credit Losses From Adjusted Continuing Operations (Non-GAAP)	c	22,892	24,581	32,622
Noninterest Income (Loss) (GAAP)	d	151,422	148,433	(23,419)
Add: Mortgage Loan Sale Loss (incl in Other, Net)		-	-	4,798
Visa C Shares Gain (incl in Other, Net)		-	-	(8,056)
Securities (Gains) Losses, Net		-	-	182,792
Noninterest Income From Adjusted Continuing Operations (Non-GAAP)	e	151,422	148,433	156,115
Noninterest Expense (GAAP)	f	564,133	495,696	485,690
Less: Litigation Settlement Expense		(100,750)	(6,500)	-
Reduction in Force Expense		-	(1,406)	-
Noninterest Expense From Adjusted Continuing Operations (Non-GAAP)	g	463,383	487,790	485,690
Income (Loss) From Continuing Operations Before Income Taxes (GAAP)	a-b+d-f	59,105	181,034	34,057
Income Taxes From Continuing Operations (GAAP)	h	(1,813)	27,744	(11,153)
Income (Loss) From Continuing Operations (GAAP)	i	60,918	153,290	45,210
Income From Adjusted Continuing Operations Before Income Taxes (Non-GAAP)	a-c+e-g	159,855	188,940	222,224
Income Taxes From Adjusted Continuing Operations (Non-GAAP)		23,374	29,720	35,889
Income From Adjusted Continuing Operations (Non-GAAP)		$ 136,481	$ 159,220	$ 186,335
Total Revenue (GAAP)	a+d	$ 646,130	$ 701,311	$ 561,002
Total Revenue (Non-GAAP)	a+e	646,130	701,311	740,536
Discontinued Operations				
Gain on Sale of FBBI	j	$ -	$ -	$ 228,272
FBBI Operating Results - Noninterest Income	k	53,722	58,525	28,255
Noninterest Income		53,722	58,525	256,527
FBBI Operating Results - Noninterest Expense	l	39,080	42,223	19,375
Income From Discontinued Operations (GAAP)	m	14,642	16,302	237,152
Income Taxes From Discontinued Operations (GAAP)	n	3,673	4,103	59,353
Income From Discontinued Operations (GAAP)	o	$ 10,969	$ 12,199	$ 177,799
Total Operating Results				
Net Interest Income (GAAP)	a	$ 494,708	$ 552,878	$ 584,421
Provision for Credit Losses (GAAP)	b	22,892	24,581	41,255
Noninterest Income (Loss) (GAAP)	d	151,422	148,433	(23,419)
Gain on Sale of FBBI	j	-	-	228,272
FBBI Operating Results - Noninterest Income	k	53,722	58,525	28,255
Noninterest Income Total Operating Results (Non-GAAP)	p	205,144	206,958	233,108
Noninterest Expense (GAAP)	f	564,133	495,696	485,690
FBBI Operating Results - Noninterest Expense	l	39,080	42,223	19,375
Noninterest Expense Total Operating Results (Non-GAAP)	q	603,213	537,919	505,065
Income From Total Operating Results (Non-GAAP)	a-b+p-q	73,747	197,336	271,209
Income Taxes From Total Operating Results (Non-GAAP)	h+n	1,860	31,847	48,200
Income From Total Results (GAAP)	i+o	$ 71,887	$ 165,489	$ 223,009
Diluted Per Share Data				
Diluted Earnings (Loss) per Share From Continuing Operations (GAAP)		$ 0.99	$ 2.50	$ 0.74
Diluted Earnings per Share From Discontinued Operations (GAAP)		0.18	0.20	2.90
Diluted Earnings per Share Total (GAAP)		1.17	2.70	3.63
Diluted Earnings per Share From Adjusted Continuing Operations (Non-GAAP)		2.22	2.60	3.04
Financial Ratios				
Return on Average Assets From Continuing Operations (GAAP)		0.35%	0.82%	0.24%
Return on Average Assets From Adjusted Continuing Operations (Non-GAAP)		0.78%	0.86%	1.01%
Return on Average Tangible Equity From Continuing Operations (GAAP)		4.86%	12.43%	3.04%
Return on Average Tangible Equity From Adjusted Continuing Operations (Non-GAAP)		10.78%	12.95%	12.71%